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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 15, 1997



                       GREEN TREE FINANCIAL CORPORATION
                as originator of Manufactured Housing Contract
                              Senior/Subordinate
                          Pass-Through Certificates,
                                 Series 1997-6
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            (Exact name of registrant as specified in its charter)


        Delaware                   01-08916                       41-1807858
----------------------------  ------------------------      -------------------
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code: (612) 293-3400
                                                    --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         Not applicable

ITEM 3.  Bankruptcy or Receivership.
-------  --------------------------

         Not applicable

ITEM 4.  Changes in Registrant's Certifying Accounting.
-------  ---------------------------------------------

         Not applicable

ITEM 5.  Other Events.
-------  ------------

         On September 30, 1997, the Registrant sold approximately $1,050,000,000 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997-6 evidencing beneficial ownership interests in a trust consisting of a pool of Manufactured housing loan contracts conveyed by Green Tree Financial Corporation.

ITEM 6.  Resignations of Registrant's Directors.
-------  --------------------------------------

         Not applicable

ITEM 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable


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         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
             -----------     -----------

                 4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and Firstar Trust Company as Trustee, dated as of September 1, 1997, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through
                             Certificates, Series 1997-6

                 8.1 Tax opinion of Briggs and Morgan Professional Association, dated September 30, relating to REMIC matters


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GREEN TREE FINANCIAL
                             CORPORATION
                             as Originator of Manufactured Housing
                             Contract Senior/Subordinate Pass-Through
                             Certificates, Series 1997-6


                             By:  /s/ Scott T. Young
                                 ------------------------------------
                                 Scott T. Young
                                 Vice President and Controller


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INDEX TO EXHIBITS


Exhibit
-------
Number
-------

4.1     Pooling and Servicing Agreement between Green Tree
        Financial Corporation, as Seller and Servicer, and
        Firstar Trust Company, as Trustee, dated as of September 1, 1997, relating to Manufacturing
        Housing Contract Senior/Subordinate Pass-Through
        Certificates, Series 1997-6


8.1     Tax opinion of Briggs and Morgan, Professional
        Association, dated September 30 1997, relating to
        REMIC matters


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